UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2009

First Commonwealth Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 North Sixth Street, Indiana, PA	15701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

First Commonwealth Financial Corporation (the “Company”) will hold its annual meeting of shareholders on April 20, 2009, beginning at 3:00 p.m. Representatives of the Company, including David S. Dahlmann, Chairman, John J. Dolan, President and Chief Executive Officer, and Robert J. Ventura, Chairman of the Executive Compensation Committee of the Board of Directors, will give presentations at the annual meeting. Copies of the slides that will accompany those presentations are furnished with this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Number	Description
99.1	Slide Presentation for Annual Meeting of Shareholders on April 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2009

FIRST COMMONWEALTH FINANCIAL CORPORATION

By:	/s/ Edward J. Lipkus, III
Name:	Edward J. Lipkus, III
Title:	Executive Vice President and
Chief Financial Officer